Supplement dated December 19, 2014
to the Prospectus and Summary Prospectus, as supplemented or amended, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia International Bond Fund	3/1/2014
The Fund’s Board of Trustees of the Fund has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated and terminated.
Effective at the close of business on December 26, 2014, the Fund is no longer open to new investors. Shareholders who opened and funded an account with the Fund as of the close of business on this date (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Fund shares, including purchases by existing plan-level retirement or other omnibus accounts relating to new or existing participants seeking to invest in the Fund.
Effective December 22, 2014, any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the Fund. Under the terms of the Plan, it is anticipated that the Fund will be liquidated on or about February 6, 2015 (the Liquidation Date) at which time the Fund's shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. For federal tax purposes, the liquidation of the Fund will be treated as a redemption of Fund shares and may cause shareholders to recognize a gain or loss. You should consult with your own tax advisor about the particular tax consequences to you of the Fund’s liquidation. Shareholders of the Fund may also redeem their investments in the Fund at any time prior to the Liquidation Date.
As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of or exchange for shares of the Fund. Orders for the purchase of or exchange for shares of the Fund may, in the Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.
During the period prior to the Liquidation Date, the Fund’s investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), may depart from the Fund’s stated investment objectives and strategies in order to reduce portfolio securities and liquidate the Fund’s assets in a manner the Investment Manager believes to be in the best interests of the Fund and its shareholders.
Shareholders should retain this Supplement for future reference.
SUP169_10_003_(12/14)